                                  EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin and Tommie R. Graham, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.


                                                   _____________________________
                                                   John C. Helms



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin and Tommie R. Graham, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.

                                                   _____________________________
                                                   Alan Bullock



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin and Tommie R. Graham, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.


                                                   _____________________________
                                                   Bobbie P. Cooper



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin and Tommie R. Graham, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.


                                                   _____________________________
                                                   William A. Foster, III



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin and Tommie R. Graham, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1996.


                                                   _____________________________
                                                   J. Calvin Earwood



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin and Tommie R. Graham, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.


                                                   _____________________________
                                                   C. D. Rampley



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Tommie R. Graham, Jr., his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.


                                                   _____________________________
                                                   Ronnie L. Austin



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ronnie L. Austin, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead,, in any and all capacities, to sign the Annual Report on Form 10-K of Community Trust Financial Services Corporation for the fiscal year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 19th day of February 1997.


                                                   _____________________________
                                                   Tommie R. Graham, Jr.